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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (date of earliest event reported): March 17, 2003

                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



NEVADA                               1-4219                         C-74-1339132
(State or other              (Commission File No.)              (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



                         100 MERIDIAN CENTRE, SUITE 350
                            ROCHESTER, NEW YORK 14618
                     (Address of principal executive office)

                                 (585) 242-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

The following is a description of the Common Stock, $.01 par value of Zapata Corporation.

AUTHORIZED CAPITAL STOCK

Our authorized capital stock consists of 16,500,000 shares of Common Stock, 200,000 shares of preferred stock, par value $.01 per share and 1,800,000 shares of preference stock, par value $.01 per share. As of March 14, 2003, 2,390,849 shares of our common stock were outstanding and no shares of preferred stock or preference stock were outstanding. The following description of our capital stock does not purport to be complete and is subject to the provisions set forth in our articles of incorporation and amended by-laws.

COMMON STOCK

The holders of our common stock are entitled to one vote per share, voting with the holders of any other class of stock entitled to vote, without regard to class, on all matters to be voted on by the stockholders, including the election of directors. Our articles of incorporation do not provide for cumulative voting in the election of directors. All issued and outstanding shares of common stock are fully paid and non-assessable. Our common stock currently is listed on the New York Stock Exchange.

Subject to the prior and superior rights of any series of our preferred stock or preference stock created by our board of directors from time to time, the holders of our common stock are entitled to receive dividends when, as and if declared by our board of directors from funds legally available for such dividends. Additional restrictions on the payment of dividends upon, or the making of other distributions to, or the acquisition of, our common stock may be set forth in the resolution or resolutions adopted by our board of directors providing for the issuance of any series of our preferred stock or preference stock.

In the event of any liquidation, dissolution or winding up of our affairs, the holders of our common stock are entitled to receive, pro rata, any assets and funds available for distribution to stockholders remaining after payment has been made in full (i) to the holders of our preferred stock of the liquidation amounts established for the respective series, plus in each case an amount equal to any dividends accrued thereon and unpaid to the payment date and (ii) to the holders of our preference stock of the liquidation amounts established for the respective series, plus in each case an amount equal to any dividends accrued thereon and unpaid to the payment date.

No holder of our common stock has any preemptive rights to purchase or subscribe to any shares of any class by reason of his holding any shares of our common stock.

AUTHORIZED PREFERRED STOCK AND PREFERENCE STOCK

Our board of directors has the authority to issue up to 200,000 shares of our preferred stock, and 1,800,000 shares of our preference stock, in one or more series. Our board of directors also has the authority to fix the number of shares constituting any such series and the preferences, limitations and relative rights, including dividend rights, dividend rate, voting rights, terms of redemption, redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series, without any further vote or action by the stockholders. The issuance of our preferred stock or preference stock by our board could adversely affect the rights of holders of our common stock. The potential issuance of our preferred stock or preference stock may have the effect of delaying, deferring or preventing a change in control, may discourage bids for our common stock at a premium over the market price of our common stock and may adversely affect the market price of, and the voting and other rights of the holders of, our common stock.

ANTITAKEOVER EFFECTS OF CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS.

BOARD OF DIRECTORS.

Our articles of incorporation provide that except as otherwise fixed by or pursuant to the provisions of a certificate of designation setting forth the rights of the holders of any class or series of our preferred stock or preference stock, the number of the directors on our board of directors will be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the total number of directors at any time constituting our board of directors (but shall not be less than 3). The directors, other than those who may be elected by the holders of our preferred stock or preference stock, will be classified, with respect to the time for which they severally hold office, into three classes,

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as nearly equal in number as possible. Directors elected to succeed directors whose terms then expire will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such person's successor is elected and qualified.

Our articles of incorporation provide that except as otherwise provided for or fixed by or pursuant to a certificate of designation setting forth the rights of the holders of any class or series of Preferred Stock or Preference Stock, newly created directorships resulting from any increase in the number of directors and any vacancies on our board of directors that result from the death, resignation, retirement, disqualification or removal from office of any director, may be filled by a majority of our board of directors then in office, even though less than a quorum, including the sole remaining director, and not by the stockholders. Additionally, our by-laws provide that the affirmative vote of five directors is required to fill the vacancy on our board of directors or any committee thereof created by the death, resignation, or removal of Avram A. Glazer or Bryan G. Glazer, or any action to remove Avram A. Glazer or Bryan G. Glazer from any committee of our board of directors. Any director elected to fill a vacancy shall hold office for a term expiring at the annual meeting at which the term of the class to which they shall have been elected expires when the number of directors is increased as permitted by our by-laws, and any newly created directorships are filled by our board of directors, there shall be no classification of such additional directors until our next annual meeting of stockholders. No decrease in the number of directors constituting our board of directors shall shorten the term of any incumbent director.

These provisions would preclude a third party from removing incumbent directors and simultaneously gaining control of our board of directors by filling the vacancies created by removal with its own nominees. Under the classified board provisions described above, it would take at least two elections of directors for any individual or group to gain control of our board of directors. Accordingly, these provisions could discourage a third party from initiating a proxy contest, making a tender offer or otherwise attempting to gain control of us.

APPROVAL OF CERTAIN TRANSACTIONS

Our articles of incorporation require the affirmative vote of the holders of at least 80% of all our stock entitled to vote in elections of directors, considered as one class, to approve any of the following transactions involving us and any corporation, person or entity that beneficially owns at least five percent of our voting stock (a "Five Percent Owner"): (a) a merger or consolidation with or into any other corporation, (b) any sale or lease of all or any substantial part of our assets to any other corporation, person or entity or (c) any sale or lease to us or any of our subsidiaries of any assets having an aggregate fair market value of at least $2 million in exchange for our voting securities (or securities convertible into voting securities or options, rights or warrants to purchase voting securities or securities convertible into voting securities) or any of our subsidiaries by any other corporation, person or entity. The foregoing requirements do not apply to a merger or similar transaction if our board of directors has approved a memorandum of understanding with such other corporation with respect to such transaction before the time that the Five Percent Owner acquired its 5% interest or to certain transactions if the other party is a corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in the election of directors is owned by us or our subsidiaries.

Our by-laws provide that the affirmative vote of five members of our board of directors shall be required (in addition to the requirement for action by a majority of the directors present at a meeting at which a quorum is present) in order to issue or adopt an agreement or plan for the issuance of any stock, rights or other securities (including, without limitation, securities convertible into or exchangeable or exercisable for our stock) to the stockholders or any class thereof generally, any term of which is contingent upon or effective upon the acquisition by any person of any of or all of our stock or upon any other action by any person with respect to such stock.

If a compromise or arrangement is proposed between our creditors or stockholders and us, our articles of incorporation permits any court of equitable jurisdiction within the State of Nevada to order a meeting of our creditors or stockholders, as the case may be, upon application by us or our creditors, stockholders, trustees, or receivers. If a majority in number representing three-fourths in value of our creditors or stockholders, as the case may be, agrees to any compromise or arrangement and to our reorganization, as a consequence of such compromise or arrangement, and if sanctioned by the court upon which the application was made, the compromise or arrangement will be binding on us, as well as all of our creditors or stockholders, as the case may be.

These provisions may deter any potential unfriendly offers or other efforts to obtain control of us that are not approved by our board of directors and could thereby deprive the stockholders of opportunities to realize a premium on their stock and could make the removal of management more difficult. On the other hand, these provisions may

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induce any persons seeking control of us or a business combination with us to negotiate terms acceptable to our board of directors.

AMENDMENTS

Our articles of incorporation provide that the affirmative vote of the holders of 80% of all our voting stock, voting together as a single class, is required to amend provisions of our articles of incorporation relating to the number, election and term of our directors, the classification of directors, provisions respecting transactions with Five Percent Owners, and the voting requirements for an amendment to our by-laws.

NEVADA ANTITAKEOVER LAWS AND CERTAIN CHARTER PROVISIONS

Nevada's 'Business Combinations' statute, Nevada Revised Statutes 78.411-78.444, which applies to Nevada corporations having at least 200 stockholders which have not opted-out of the statute, prohibits an 'interested stockholder' from entering into a 'combination' with the corporation, unless certain conditions are met. A 'combination' includes (a) any merger or consolidation with an 'interested stockholder,' or any other corporation which is or after the merger or consolidation would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, in one transaction or a series of transactions, to or with an 'interested stockholder,' having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets determined on a consolidated basis, (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation or (iii) representing 10% or more of the earning power or net income of the corporation determined on a consolidated basis, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to any interested stockholder, having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, except under the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made pro rata to all stockholders of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or under any agreement, arrangement or understanding, whether or not in writing, with the 'interested stockholder,' (e) certain transactions which would have the effect of increasing the proportionate share of outstanding shares of the corporation owned by the 'interested stockholder,' or (f) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an 'interested stockholder.' An 'interested stockholder' is a person who (i) directly or indirectly beneficially owns 10% or more of the voting power of the outstanding voting shares of the corporation or
(ii) an affiliate or associate of the corporation which at any time within three years before the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the corporation.

A corporation to which the statute applies may not engage in a 'combination' within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three-year period expires, the combination may be consummated if all the requirements in the corporation's articles of incorporation are met and either (a)(i) the board of directors of the corporation approves, prior to the 'interested stockholder's' date of acquiring shares, or as to which the purchase of shares by the 'interested stockholder' has been approved by the corporation's board of directors before that date or (ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the 'interested stockholder' at a meeting called no earlier than three years after the date the 'interested stockholder' became such or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets the minimum requirements set forth in Sections 78.411 through 78.443, inclusive, and prior to the consummation of the combination, except in limited circumstances, the 'interested stockholder' will not have become the beneficial owner of additional voting shares of the corporation.

Nevada law permits a Nevada corporation to 'opt out' of the application of the 'Business Combinations' statute by inserting a provision doing so in its original articles of incorporation. Our articles of incorporation has such a provision. The Articles can be amended at any time to subject us to the effect of the 'Business Combinations' statutes. Under Nevada law, our articles of incorporation may be amended pursuant to a resolution adopted by our board of directors and ratified by a vote of a majority of the voting power of our outstanding voting stock.

Nevada's 'Control Share Acquisition' statute, Nevada Revised Statute 78.378-78.3793, prohibits an acquiror, under certain circumstances, from voting shares of a target corporation's stock after crossing certain threshold ownership percentages, unless the acquiror obtains the approval of the target corporation's stockholders. The statute specifies

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three thresholds: at least one-fifth but less than one-third, at least one-third but less than a majority, and a majority or more, of all the outstanding voting power. Once an acquiror crosses one of the above thresholds, shares which it acquired in the transaction taking it over the threshold or within ninety days become 'Control Shares' which are deprived of the right to vote until a majority of the disinterested stockholders restore that right. A special stockholders' meeting may be called at the request of the acquiror to consider the voting rights of the acquiror's shares no more than 50 days (unless the acquiror agrees to a later date) after the delivery by the acquiror to the corporation of an information statement which sets forth the range of voting power that the acquiror has acquired or proposes to acquire and certain other information concerning the acquiror and the proposed control share acquisition. If no such request for a stockholders' meeting is made, consideration of the voting rights of the acquiror's shares must be taken at the next special or annual stockholders' meeting. If the stockholders fail to restore voting rights to the acquiror or if the acquiror fails to timely deliver an information statement to the corporation, then the corporation may, if so provided in its articles of incorporation or bylaws, call certain of the acquiror's shares for redemption. Neither our articles of incorporation nor by-laws provide for such a redemption. The Control Share Acquisition statute also provides that the stockholders who do not vote in favor of restoring voting rights to the Control Shares may demand payment for the 'fair value' of their shares (which is generally equal to the highest price paid in the transaction subjecting the stockholder to the statute).

The Control Share Acquisition statute only applies to Nevada corporations with at least 200 stockholders, including at least 100 stockholders who have addresses in Nevada appearing on the stock ledger of the corporation, and which do business directly or indirectly in Nevada. We do not have at least 100 stockholders who have addresses in Nevada appearing on our stock ledger. Therefore, the Control Share Acquisition statute does not currently apply to us. If the `Business Combination' statute and/or the `Control Share' Acquisition statute become applicable to the Company in the future, the cumulative effect of these terms may be to make it more difficult to acquire and exercise control over us and to make changes in management more difficult.

LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION

Our articles of incorporation limit the liability of our directors and officers to the fullest extent permitted by Nevada law. This is intended to allow our directors and officers the benefit of Nevada law which provides that directors and officers of Nevada corporations may be relieved of liabilities for damages for breach of their fiduciary duties as directors and officers, except under certain circumstances, including (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the willful or grossly negligent payment of unlawful distributions.

Our articles of incorporation and by-laws generally require us to indemnify our directors and officers to the fullest extent permitted by Nevada law. Our articles of incorporation and our by-laws also permit us to advance expenses to our directors and officers to the fullest extent permitted by Nevada law upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it should be ultimately determined that they are not entitled to indemnification by us. We have entered into indemnification agreements with each of our directors and executive officers which provide for indemnification to the fullest extent permitted by Nevada law and which require us to advance expenses to them upon the receipt of the proper undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, (other than the payment by us of expenses incurred or paid by one or more of our directors, officers or controlling persons and the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. We have obtained officer and director liability insurance for our officers and directors with respect to liabilities arising out of certain matters.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ZAPATA CORPORATION


                                    By:   /s/ Leonard DiSalvo
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                                    Name:  Leonard DiSalvo
                                    Title: Vice-President Finance and Chief
                                           Financial Officer

Date:  March 17, 2003


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